UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 2, 2008

Exact Name of Registrant as Specified
	in Charter; State of Incorporation;	IRS Employer
Commission File Number	Address and Telephone Number	Identification Number
1-8962	Pinnacle West Capital Corporation	86-0512431
(an Arizona corporation)
400 North Fifth Street, P.O. Box 53999
Phoenix, AZ 85072-3999
(602) 250-1000

1-4473	Arizona Public Service Company	86-0011170
(an Arizona corporation)
400 North Fifth Street, P.O. Box 53999
Phoenix, AZ 85072-3999
(602) 250-1000
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
     This combined Form 8-K is separately filed by Pinnacle West Capital Corporation and Arizona Public Service Company. Each registrant is filing on its own behalf all of the information contained in this Form 8-K that relates to such registrant and, where required, its subsidiaries. Except as stated in the preceding sentence, neither registrant is filing any information that does not relate to such registrant, and therefore makes no representation as to any such information.

Item 8.01. Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-99.1

Item 8.01. Other Events
2008 General Rate Case
     On June 2, 2008, Arizona Public Service Company (“APS”) filed with the Arizona Corporation Commission (the “ACC”) updated financial statements, testimony and other data in the general rate case originally filed on March 24, 2008. As requested by the ACC staff, the updated information reflects a test year ended December 31, 2007, rather than the September 30, 2007 test year used in APS’ original filing. As a result of the updated filing, APS is requesting a net rate increase of $278.2 million for retail customers effective no later than October 1, 2009. The original filing requested a net rate increase of $265.5 million for retail customers. As proposed by APS, the updated request would result in an average rate increase of 8.5% for existing customers plus the establishment of a new growth-related impact fee charged to new connections.
     The key financial provisions of the updated request include:

•	an increase of $264.3 million in non-fuel base rates and a net increase of $13.9 million for fuel and purchased power costs reflected in base rates, and recovery of up to $53 million of such increases through the impact fee;

•	a rate base of $5.4 billion, which approximates the ACC-jurisdictional portion of the book value of utility assets, net of accumulated depreciation and other credits, as of December 31, 2007, subject to certain adjustments;

•	the following proposed capital structure and costs of capital:

	Capital	Cost of
	Structure	Capital
Long-term debt	46.2%	5.77%
Common stock equity	53.8%	11.50%
Weighted-average cost of capital		8.86%

•	a base rate for fuel and purchased power costs (“Base Fuel Rate”) of $0.0388 per kilowatt-hour (“kWh”) based on estimated 2010 prices (an increase from the current Base Fuel Rate of $0.0325 per kWh including the reclassification of $170.0 million of fuel and purchased power revenues from the power supply adjustor to base rates); and

•	an attrition adjustment of $79.3 million to address erosion in APS’ earnings and return on equity through 2010.
     The update also requests that the ACC adopt certain goals for APS to improve its financial strength which include: allowing APS’ internal cash flow generation to cover its operating and capital costs of providing service; stabilizing and improving APS’ credit ratings; and providing a meaningful and ongoing opportunity for APS to achieve a reasonable return on the fair value of its property. The other primary components of the updated request remain essentially unchanged from APS’ March 24, 2008 original filing. For additional information regarding APS’ original filing, which except as set forth above remains part of the updated filing, see “2008 General Rate Case” in Note 5 to Condensed Consolidated Financial Statements in the Pinnacle West Capital Corporation/APS Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2008.

Forward-Looking Statements
     This Report on Form 8-K contains forward-looking statements based on current expectations, and neither Pinnacle West Capital Corporation (“Pinnacle West”) nor APS assumes any obligation to update these statements or make any further statements on any of these issues, except as required by applicable law. Because actual results may differ materially from expectations, we caution readers not to place undue reliance on these statements. A number of factors could cause future results to differ materially from historical results, or from results or outcomes currently expected or sought by Pinnacle West or APS. In addition to the Risk Factors described in Item 1A of the Pinnacle West/APS Annual Report on Form 10-K for the fiscal year ended December 31, 2007, these factors include, but are not limited to, state and federal regulatory and legislative decisions and actions, including the outcome or timing of the rate case filed with the ACC on March 24, 2008, as updated on June 2, 2008; the outcome of regulatory, legislative and judicial proceedings, both current and future, relating to the restructuring of the electric industry and environmental matters (including those related to climate change); the ongoing restructuring of the electric industry, including decisions impacting wholesale competition and the introduction of retail electric competition in Arizona; fluctuations in market prices for electricity, natural gas, coal, uranium and other fuels used in our generating facilities, and supplies of such commodities; volatile market liquidity, any deteriorating counterparty credit and the use of derivative contracts in our business (including the interpretation of the subjective and complex accounting rules related to these contracts); power plant performance and outages; transmission outages and constraints; weather variations affecting local and regional customer energy usage; customer growth and energy usage; regional economic and market conditions, including the results of litigation and other proceedings resulting from the California and Pacific Northwest energy situations, volatile fuel and purchased power costs and the completion of generation and transmission construction in the region, which could affect customer growth and the cost of power supplies; ability of power plant participants to meet contractual or other obligations; the cost of debt and equity capital and access to capital markets; current credit ratings remaining in effect for any given period of time; our ability to compete successfully outside traditional regulated markets (including the wholesale market); changes in accounting principles generally accepted in the United States of America and the interpretation of those principles; the performance of the stock market and the changing interest rate environment, which affect the value of our nuclear decommissioning trust, pension, and other postretirement benefit plan assets, the amount of required contributions to Pinnacle West’s pension plan and contributions to APS’ nuclear decommissioning trust funds, as well as the reported costs of providing pension and other postretirement benefits; technological developments in the electric industry; the strength of the real estate market in SunCor’s market areas, which include Arizona, Idaho, New Mexico and Utah; and other uncertainties, all of which are difficult to predict and many of which are beyond the control of Pinnacle West and APS.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits

Exhibit No.	Registrant(s)	Description

99.1	Pinnacle West	Amended Application and Schedules
APS

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE WEST CAPITAL CORPORATION (Registrant)
Dated: June 2, 2008	By:	/s/ Donald E. Brandt
Donald E. Brandt
President and Chief Operating Officer

ARIZONA PUBLIC SERVICE COMPANY (Registrant)
Dated: June 2, 2008	By:	/s/ Donald E. Brandt
Donald E. Brandt
President and Chief Executive Officer

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